Vanguard Core Bond Fund
Supplement Dated January 19, 2021, to the Prospectus Dated January 31, 2020
The Board of Trustees of Vanguard Malvern Funds has approved the removal of Vanguard Core Bond Fund’s (the “Fund”) limitation on investing no more than 30% of its assets in medium-quality fixed income securities. Medium-quality fixed income securities are considered investment-grade securities, and are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody‘s or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor.
Effective immediately, all references to the Fund's limitation on investing no more than 30% of its assets in medium-quality fixed income securities are deleted. The Fund's expense ratio, investment objective, risks, and advisor remain unchanged.
Prospectus Text Changes
The following replaces similar language under the heading “Market Exposure” in the More on the Fund section:
The Fund is expected to have credit quality that is either high or upper-medium.
Credit Ratings of the Fund’s Investments (Percentage of Fund Assets Under Normal Circumstances)
Vanguard Fund	Issued or Backed by U.S. Gov’t. or its Agencies and Instrumentalities	High or Highest Quality (Non-Gov’t.)	Upper- Medium Quality	Medium Quality	Non- Investment- Grade
Core Bond Fund	——————————At least 95%——————————				No more than 5%

The Fund may invest no more than 5% of its assets in non-investment-grade fixed income securities. Non-investment-grade fixed income securities are those rated the equivalent of Moody’s Ba1 or below or, if unrated, are determined to be of comparable quality by the advisor.
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